                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       BALDWIN TECHNOLOGY COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        BALDWIN TECHNOLOGY COMPANY, INC.

                               12 Commerce Drive
                               Shelton, CT 06484

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 9, 2004

To the Stockholders:

     The Annual Meeting of Stockholders of Baldwin Technology Company, Inc. (the "Company") will be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut on the 9th day of November, 2004 at 10:00 a.m., Eastern Standard Time, for the following purposes:

     1. To elect two Class II Directors to serve for three-year terms or until their respective successors are elected and qualify.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record as of the close of business on September 30, 2004, are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting, at the offices of the Company.

     By Order of the Board of Directors.

                                          Helen P. Oster
                                          Secretary
Shelton, Connecticut
October 8, 2004

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF STOCK PERSONALLY, WHETHER OR NOT YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                        BALDWIN TECHNOLOGY COMPANY, INC.

                                PROXY STATEMENT

                                                            Shelton, Connecticut
                                                                 October 8, 2004

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Baldwin Technology Company, Inc., a Delaware corporation (the "Company" or "Baldwin"), for use only at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut on the 9th day of November, 2004 at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof. The approximate date on which this Proxy Statement and accompanying Proxy will first be given or sent to stockholders is October 12, 2004.

     Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or to the Chairman, or the Inspectors of Election, at the Annual Meeting, or by execution and return of a later-dated Proxy, except as to any matter voted upon prior to such revocation.

     Proxies in the accompanying form will be voted in accordance with the specifications made and, where no specifications are given, will be voted FOR the election as Directors of the nominees named herein and if any one or more of such nominees should become unavailable for election for any reason then FOR the election of any substitute nominee that the Board of Directors of the Company may propose. In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The management of the Company is not aware of any other matters to be presented for action at the meeting.

     With regard to the election of Directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be counted as present for purposes of determining the existence of a quorum and will not have any effect on the vote. Abstentions may be specified on all proposals except the election of Directors and will be counted as present for the purposes of determining the existence of a quorum regarding the item on which the abstention is noted. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the outcome of the election of Directors.

     The affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), present, in person or by proxy, and entitled to vote at the meeting, voting as a single class, with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share, is required for the approval of any matters voted upon at the meeting or any adjournment thereof other than the election of Directors. The required votes for the election of Directors is described below under the caption "Voting Securities."

                               VOTING SECURITIES

     The Board of Directors has fixed the close of business on September 30, 2004 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The issued and outstanding stock of the Company on September 30, 2004 consisted of 12,924,813 shares of Class A Common Stock and 1,965,419 shares of Class B Common Stock.

     With respect to the election of Directors, the holders of Class A Common Stock, voting as a separate class, are entitled to elect 25% of the total number of Directors (or the nearest higher whole number) constituting the entire Board of Directors. Accordingly, the holders of Class A Common Stock are entitled to elect two of the seven Directors that will constitute the entire Board of Directors. Holders of Class B Common Stock, voting as a separate class, are entitled to elect the remaining Directors, so long as the number of outstanding shares of Class B Common Stock is equal to at least 12.5% of the number of outstanding shares of both classes of Common Stock as of the record date. If the number of outstanding shares of Class B Common Stock is less than 12.5% of the total number of outstanding shares of both classes of Common Stock as of the record date, the remaining directors are elected by the holders of both classes of Common Stock voting together as a single class, with the holders of Class A Common Stock having one vote per share and the holders of Class B Common Stock having ten votes per share. As of September 30, 2004 the number of outstanding shares of Class B Common Stock constituted approximately 13.2% of the total number of outstanding shares of both classes of Common Stock. Accordingly, the holders of Class B Common Stock, voting as a separate class, are entitled to elect five of the seven Directors that will constitute the entire Board of Directors.

     Except with respect to the election or removal of Directors, and certain other matters with respect to which Delaware law requires each class to vote as a separate class, the holders of Class A Common Stock and Class B Common Stock vote as a single class on all matters, with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share. A quorum of stockholders is constituted by the presence, in person or by proxy, of holders of record of both Class A Common Stock and Class B Common Stock representing a majority of the aggregate number of votes entitled to be cast by both classes together. Abstentions will be considered present and have the effect of a negative vote; broker non-votes will be neither present nor have any effect on the vote on such matters.

     With respect to the election or removal of Directors, and certain other matters with respect to which Delaware law requires each class to vote as a separate class, a quorum of the stockholders of such class is constituted by the presence, in person or by proxy, of holders of record of such class representing a majority of the number of votes entitled to be cast by such class. As stated above, proxies withheld and broker non-votes will be excluded entirely with respect to the election of Directors and have no effect on the vote thereon.

                              CORPORATE GOVERNANCE

BOARD INDEPENDENCE

     The Board has determined that Messrs. Becker, Bergstrom, McInerney and Whitney and Ms. Mulholland are independent directors under the listing standards of the American Stock Exchange. Mr. Nathe, an employee of the Company, Mr. Hara, a former employee of the Company and currently a strategic advisor to the Company, and Mr. Fortenbaugh, counsel to the Company, are not considered independent directors.

CODE OF CONDUCT AND BUSINESS ETHICS

     The Company adopted a Code of Conduct and Business Ethics in September 2004, replacing the previous Code of Business Ethics. The Code is being distributed to all directors and employees, and written acknowledgment of understanding and compliance will be required of all directors, executive officers, senior managers and financial staff. The Code is accessible under the Corporate Governance section of the Company's web site at www.baldwintech.com.

BOARD STATEMENT OF PRINCIPLES

     The Board has adopted a Statement of Principles, which is accessible under the Corporate Governance section of the Company's web site.

COMMITTEE CHARTERS

     The Board of Directors adopted written charters for the Audit, Compensation and Stock Option, and Executive Committees of the Board in 2001, each of which were recently revised. The updated charters can be accessed under the Corporate Governance section of the Company's web site. In addition, a copy of the Audit Committee charter, as amended, is included as an exhibit to this proxy statement.

BOARD AND COMMITTEE ATTENDANCE

     During Fiscal 2004, each director attended at least 75% of the aggregate number of meetings of the Board and Committees on which he or she served. All but one of the directors attended the Company's 2003 Annual Meeting of Stockholders. Directors are expected, but not required, to attend the 2004 Annual Meeting of Stockholders. The Board of Directors hold meetings on at least a quarterly basis, and the independent directors meet as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

     Any stockholder wishing to communicate with the Board or a specified individual director may do so by contacting the Company's Corporate Secretary, in writing, at the corporate address listed on the cover page of this proxy statement, or by telephone at (203) 402-1000. The Corporate Secretary will forward to the Board or the director a written, e-mail or phone communication. The Corporate Secretary has been authorized by the Board to screen frivolous or unlawful communications or commercial advertisements.

THE BOARD NOMINATION PROCESS

     The Company does not have a standing nominating committee or committee performing similar functions. The Board believes that it is appropriate for the Company not to have such a committee since the Independent Directors perform the functions which otherwise would be delegated to such a committee.

     The Independent Directors identify director nominees based primarily on recommendations from management, Board members, stockholders, and other sources, such as printing industry associations. The Independent Directors recommend to the Board nominees that possess qualities such as personal and professional integrity, sound business judgment, and graphic arts industry or financial expertise. The Independent Directors also consider independence, age and diversity (broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics) in making their recommendations for nominees to the full Board. In addition, the Independent Directors also evaluate other factors that they may deem are in the best interests of the Company and its stockholders.

     There is no formal policy with regard to the consideration of any director candidates recommended by stockholders, however, stockholders who wish to recommend a prospective nominee for the Board for consideration by the Independent Directors may do so by notifying the Corporate Secretary in writing at Baldwin's offices at 12 Commerce Drive, Shelton, CT 06484 no later than June 30, 2005. The Corporate Secretary will pass all such stockholder recommendations on to the Lead Director (one of the Independent Directors chosen by the Independent Directors pursuant to the Board's Statement of Principles) for consideration by the Independent Directors. Any such recommendation should provide whatever supporting material the stockholder considers appropriate, but should at a minimum include such background and biographical material as will enable the Independent Directors to make an initial determination as to whether the nominee satisfies the Board membership criteria set out in the Statement of Principles. All candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates. No stockholder recommendations for director candidates were received by the Independent Directors during the Company's fiscal year ended June 30, 2004.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of the Class A Common Stock and Class B Common Stock as of August 31, 2004 (except where otherwise noted) based on a review of information filed with the United States Securities and Exchange Commission ("SEC") and the Company's stock records with respect to (a) each person known to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock, (b) each Director or nominee for a directorship of the Company, (c) each current executive officer of the Company named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group. Unless otherwise stated, each of such persons has sole voting and investment power with respect to such shares.

                                                                  BENEFICIAL OWNERSHIP
                                              ------------------------------------------------------------
                                                   AMOUNT AND NATURE
                                                     OF OWNERSHIP                       PERCENT OF
NAME AND ADDRESS                              ---------------------------        -------------------------
OF BENEFICIAL OWNER                           CLASS A(1)          CLASS B        CLASS A(1)        CLASS B
-------------------                           ----------          -------        ----------        -------
Gabelli Asset Management, Inc.(2)...........  2,361,600                 0          18.30%              --
  One Corporate Center
  Rye, New York 10580
Royce & Associates, LLC(3)..................  1,301,800                 0          10.09%              --
  1414 Avenue of the Americas
  New York, New York 10019
Loeb Partners Corporation(4)................    952,201                 0           7.38%              --
  61 Broadway
  New York, NY 10006
Akira Hara(5)...............................    861,518(6)        305,600(7)        6.47%           15.20%
  Baldwin Japan Limited
  2-4-34 Toyo, Kohtoh-ku
  Tokyo 135, Japan
Dimensional Fund Advisors Inc.(8)...........    779,600                 0           6.04%              --
  1299 Ocean Ave., 11th Floor
  Santa Monica, California 90401
Wendell M. Smith(9).........................    525,634           524,923           3.91%           26.71%
  10 Manor House
  Smith's FL07, Bermuda
Gerald A. Nathe(5)..........................    492,237(6)(10)    380,144(7)        3.68%           18.77%
  Baldwin Technology Company, Inc.                     (11)
  12 Commerce Drive
  Shelton, Connecticut 06484
Jane G. St. John(12)........................    409,664           404,864           3.08%           20.60%
  P.O. Box 3236
  Blue Jay, California 92317
John T. Heald, Jr...........................    213,236(13)       202,536           1.63%            10.3%
  175 Travertine Trail
  Alpharetta, GA 30022
Vijay C. Tharani............................    153,131(6)(11)     10,000(14)       1.18%               *
  Baldwin Technology Company, Inc.
  12 Commerce Drive
  Shelton, Connecticut 06484

                                                                  BENEFICIAL OWNERSHIP
                                              ------------------------------------------------------------
                                                   AMOUNT AND NATURE
                                                     OF OWNERSHIP                       PERCENT OF
NAME AND ADDRESS                              ---------------------------        -------------------------
OF BENEFICIAL OWNER                           CLASS A(1)          CLASS B        CLASS A(1)        CLASS B
-------------------                           ----------          -------        ----------        -------
Ralph R. Whitney, Jr.(5)....................    116,667(6)        100,418(7)           *              5.1%
  Hammond Kennedy Whitney & Co., Inc.
  230 Park Avenue, Suite 1616
  New York, New York 10169
Judith A. Mulholland(5).....................     58,667(6)(15)        418(7)           *                *
  4324 Snowberry Lane
  Naples, Florida 34119
Samuel B. Fortenbaugh III(5)................     36,667(6)            418(7)           *                *
  1211 Ave. of the Americas, 27th Floor
  New York, New York 10036
Karl S. Puehringer..........................     24,333(6)              0              *               --
  Baldwin Germany GmbH
  Derchinger Strasse 137
  D-86165 Augsburg, Germany
Mark T. Becker(5)...........................     13,667(6)              0              *               --
  SLI Holdings Int'l.
  4 Manhattanville Rd, 1st Floor
  Purchase, New York 10577
Shaun J. Kilfoyle...........................      9,333(6)              0             --               --
  Baldwin Technology Company, Inc.
  12 Commerce Drive
  Shelton, Connecticut 06484
Henry F. McInerney(5).......................      3,667(6)              0              *               --
  Verification Technologies
  85 Westbrook Road
  Centerbrook, Connecticut 06409
Rolf Bergstrom(5)...........................          0                 0             --               --
  Sodra Villagatan 6
  23735 Bjarred, Sweden
All executive officers and directors of
  the.......................................  1,769,887(6)(10)    796,998(7)(14)   12.63%           38.47%
  Company as a group (including                        (11)(15)
  11 individuals, named above)(16)

---------------
  * = Less than 1%.

 (1) Each share of Class B Common Stock is convertible at any time, at the option of the holder thereof, into one share of Class A Common Stock. The amount of shares shown as Class A Common Stock held by a beneficial owner in the table above includes those shares of Class A Common Stock issuable upon conversion of the shares of Class B Common Stock held by the beneficial owner.

 (2) Amount and Nature of Ownership is based on Amendment No. 17 to Schedule 13D filed on January 26, 2004 with the SEC reporting beneficial ownership of securities of the Company held by affiliates of the beneficial owner, an investment advisor, as of January 21, 2004; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

 (3) Amount and Nature of Ownership is based on a Schedule 13G filed on January 28, 2004 with the SEC reporting beneficial ownership of securities of the Company held by the beneficial owner, an investment advisor, as of December 31, 2003; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

 (4) Amount and Nature of Ownership is based on Amendment No. 3 to a Schedule 13D filed on September 24, 2004 with the SEC reporting beneficial ownership of securities of the Company held by the beneficial owner, a registered broker/dealer and registered investment advisor, as of September 21, 2004. Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

 (5) Member of the Board of Directors of the Company.

 (6) Includes shares of Class A Common Stock subject to options which are exercisable within 60 days as follows -- Mr. Nathe, 78,167 shares; Mr. Hara, 108,000 shares; Mr. Fortenbaugh, 16,249 shares; Mr. Whitney, 16,249 shares; Ms. Mulholland, 16,249 shares; Mr. Tharani, 43,333 shares; Mr. Becker, 3,667 shares; Mr. McInerney, 3,667 shares; Mr. Puehringer, 18, 333; Mr. Kilfoyle, 9,333; and as to all executive officers and directors of the Company as a group, 313,247 shares.

 (7) Includes shares of Class B Common Stock subject to options which are exercisable within 60 days as follows -- Mr. Nathe, 60,000; Mr. Hara, 45,000 shares; Mr. Fortenbaugh, 418 shares; Mr. Whitney, 418 shares; Ms. Mulholland, 418 shares; and as to all executive officers and directors of the Company as a group, 106,254 shares.

 (8) Amount and Nature of Ownership is based on an Amendment to a Schedule 13G filed on February 6, 2004 with the SEC reporting beneficial ownership of securities of the Company held by the beneficial owner, a registered investment advisor, on behalf of certain funds as of December 31, 2003; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

 (9) Amount and Nature of Ownership is based on Amendment No. 16 to Schedule 13G filed on August 13, 2004 with the SEC reporting beneficial ownership of securities of the Company held by the beneficial owner as of June 15, 2004; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

(10) Includes 21,000 shares of Class A Common Stock held jointly with Patricia
     A. Nathe, wife of the beneficial owner; does not include 160,000 shares which may be issued pursuant to Mr. Nathe's employment agreement with the Company as more fully described in the Employment Agreements section below.

(11) Includes shares held in the account of the beneficial owner in the Company's profit sharing and savings plan, as of September 30, 2004, as follows: Mr. Tharani, 29,038 shares and Mr. Nathe, 13,022 shares.

(12) Includes 24,000 shares of Class B Common Stock held of record by John St. John, husband of the beneficial owner and 106,932 shares of Class B Common Stock held of record jointly by Mr. and Mrs. St. John; also includes 4,800 shares of Class A Common Stock held by Mr. and Mrs. St. John as custodians for their children.

(13) Based on a Form 5 -- Annual Statement of Changes in Beneficial Ownership -- filed by the beneficial owner on August 13, 2002.

(14) Shares held jointly with Randy Tharani, wife of the beneficial owner.

(15) Includes 2,000 shares held jointly with Bob Mulholland, husband of the beneficial owner.

(16) Does not include shares of Class A Common Stock owned by Harold W. Gegenheimer, Chairman Emeritus, of the Company.

     To the knowledge of the Company, no arrangement exists, the operation of which might result in a change in control of the Company.

                             ELECTION OF DIRECTORS

     Under the Company's Certificate of Incorporation, the Board of Directors (the "Board") is divided into three classes, with each class being as equal in size as possible. One class is elected each year. Directors in each class hold office for a term of three years and until their respective successors are elected and qualified. There are currently eight members of the Company's Board of Directors. Henry F. McInerney, a Class II Director, has declined to stand for re-election to the Board of Directors for personal business reasons. As a result, the Board of Directors determined that, effective as of this year's Annual Meeting, the number of members of the Company's Board of Directors will be reduced from eight to seven.

     Judith A. Mulholland, a Class I Director, and Mark T. Becker, a Class II Director, were elected by a plurality vote of the outstanding shares of Class A Common Stock. Akira Hara and Ralph R. Whitney, Jr., Class III Directors, and Samuel B. Fortenbaugh III and Rolf Bergstrom, Class I Directors, were elected by a plurality vote of the outstanding shares of Class B Common Stock. Gerald A. Nathe and Henry F. McInerney, Class II Directors, were elected by a plurality vote of the outstanding shares of Class A Common Stock and Class B Common Stock voting together as a single class.

     At this year's Annual Meeting, two Directors will be elected to Class II. If elected, their terms will expire at the Annual Meeting in 2007. Mark T. Becker and Gerald A. Nathe, who are currently Class II Directors, have been nominated to serve as Class II Directors. Mr. Nathe may be elected by a plurality vote of the outstanding shares of Class B Common Stock present, in person or by proxy, and entitled to vote at the meeting, voting as a separate class, and Mr. Becker may be elected by a plurality vote of the outstanding shares of Class A Common Stock present, in person or by proxy, and entitled to vote at the meeting, voting as a separate class.

     The Board of Directors knows of no reason why any nominee for Director would be unable to serve as a Director. If any nominee should for any reason be unable to serve, the shares represented by all valid proxies not containing contrary instructions may be voted for the election of such other person as the Board may recommend in place of the nominee that is unable to serve.

     Set forth below are the names of all continuing Directors and nominees and certain biographical information with respect to each such continuing Director and nominee.

NOMINEES FOR ELECTION AT THE 2004 ANNUAL MEETING:

CLASS II

     Mark T. Becker, age 45, has served as a Director of the Company since November, 2001. Since May 2004, Mr. Becker has been the Chief Financial Officer of Sylvania Lighting International, a manufacturer of lighting fixtures. From 2000 to April 2004, Mr. Becker was Vice President and Chief Financial Officer of

Sappi Fine Paper NA, a subsidiary of Sappi Ltd., an international producer of coated woodfree paper, dissolving pulp and forest products. From 1998 through 2000, Mr. Becker served as Chief Financial Officer of Sealed Air Corporation-Europe, a leading global manufacturer of protective and specialty packaging materials and systems. He was Chief Financial Officer -- Europe of W.R. Grace & Co. from 1996 through 1998.

     Gerald A. Nathe, age 63, has served as Chairman of the Board of the Company since February, 1997. He was Chief Executive Officer from October 1995 through November 2001, and was re-elected to and since October 2002 has held that position. He was President from August 1993 through March 2001 and was re-elected to and since October, 2002 has held that office. Mr. Nathe has been a Director since 1987.

CLASS III (Term will expire at the 2005 Annual Meeting)

     Akira Hara, age 69, is currently a strategic advisor to the Company and Chairman of Baldwin Japan Limited. He has served as a Director of the Company since 1989. He was President of Baldwin Asia Pacific Corporation from 1989 through 2001, Vice President of the Company from 1989 through 1999, President of Baldwin Japan Limited from 1979 through 1999 and President of the Company's Graphic Products and Controls Group from 1997 through 1999.

     Ralph R. Whitney, Jr., age 69, has served as a Director of the Company since 1988. Mr. Whitney has been a principal of Hammond, Kennedy, Whitney & Company, Inc., a private capital firm, since 1971 and currently serves as its Chairman. He also serves as a director of First Technology PLC, a manufacturer of bimetal fuses and sensing devices for the automobile industry, Dura Automotive Systems, Inc., an automobile parts manufacturer, Relm Communications, a wireless communications company, and Reinhold Industries, Inc., a composites material manufacturer.

CLASS I (Term will expire at the 2006 Annual Meeting)

     Samuel B. Fortenbaugh III, age 70, practices law. He is a former Chairman of Morgan Lewis & Bockius LLP, an international law firm. Mr. Fortenbaugh was a senior partner from January 1, 1980 until September 30, 2001 and a senior counsel from October 1, 2001 until August 31, 2002 of that firm. He has served as a Director of the Company since 1987. Mr. Fortenbaugh also serves as a director of Security Capital Corporation, an employer cost containment-related services, educational services and seasonal products company located in Greenwich, Connecticut.

     Judith A. Mulholland, age 62, has been a Director of the Company since 1994. She is a retired graphic arts industry executive. Until December, 1996, Ms. Mulholland was Vice President of Courier Corporation, a book printer. Ms. Mulholland joined Courier in 1990 as founder and President of The Courier Connection, an electronic integrated publishing service bureau, which is a division of Courier Corporation.

     Rolf Bergstrom, age 61, has served as a Director of the Company since February 2003. Mr. Bergstrom has owned and operated since 1998 a consulting firm, Bergstrom Tillvaxt AB, a company specializing in strategic planning, managed growth and turn-around of companies. He currently serves as Chairman of the Boards of two private Swedish companies, Emotron AB, makers of products for electric motors, and Processprodukter AB, an engineering services company. He is a Board member of two other Swedish companies, Roxtec AB, makers of seals and pipes, and Marka Pac AB, a plastics manufacturer. He has

27 years of combined experience in various positions in Swedish companies, including Perstorp AB, where he was the inventor of the concept of "Pergo" laminated flooring.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The Directors and executive officers of the Company are as follows:

                NAME                                             POSITION
                ----                                             --------
Gerald A. Nathe......................  Chairman of the Board, President, Chief Executive Officer
                                       and Director(1)
Vijay C. Tharani.....................  Vice President, Chief Financial Officer and Treasurer
Karl S. Puehringer...................  Vice President
Shaun J. Kilfoyle....................  Vice President
Rolf Bergstrom.......................  Director(2)
Akira Hara...........................  Director(2)
Samuel B. Fortenbaugh III............  Director(1)
Henry F. McInerney...................  Director(3)
Judith A. Mulholland.................  Director(2)
Mark T. Becker.......................  Director(3)
Ralph R. Whitney, Jr.................  Director(1)(3)

---------------

(1) Member of the Executive Committee.

(2) Member of the Compensation and Stock Option Committee.

(3) Member of the Audit Committee.

     Vijay C. Tharani, age 41, has been Vice President, Chief Financial Officer and Treasurer of the Company since June 2001. Previously, Mr. Tharani was Vice President and Chief Financial Officer at Weigh-Tronix, LLC, a manufacturer of industrial weighing systems from 1998 to 2000. From 1995 to 1998, Mr. Tharani was Vice President of Finance for the International Division of Fisher Scientific, Inc., a global distributor of laboratory chemicals, supplies and equipment. Prior to that time, he held various finance positions with RJR Nabisco and Pillsbury, Inc.

     Karl S. Puehringer, age 39, has been a Vice President of the Company since November 2001. Since 2003, he has been responsible for the Company's European operations. Prior to joining Baldwin, Mr. Puehringer served as a Manager at A.T. Kearney in Munich where he was responsible for project management from 1999 to 2001. From 1996 to 1999, he was President and a Director of Voest-Alpine MCE, Indonesia, and from 1993 to 1996, he was Managing Director of Voest-Alpine Ice, Mexico.

     Shaun J. Kilfoyle, age 50, has been a Vice President of the Company since November, 2002. Since 2003 he has been responsible for the Company's operations in the Americas. He re-joined Baldwin as Vice President of Marketing and Strategic Planning in September, 2001, and held that position until 2003.

Previously, Mr. Kilfoyle was Vice President and Group Publisher of the Printing, Packaging and Design (Publishing, Data and Research) Unit of Cahner Business Information, a division of Reed Elsevier from 1997 to 2001. He held various marketing and business management positions at a subsidiary of the Company from 1984 to 1997.

     All of the Company's officers are elected annually by the Board of Directors and hold office at the pleasure of the Board of Directors.

     See "Election of Directors" for biographies relating to Directors.

                               BOARD OF DIRECTORS

     The Board of Directors has responsibility for establishing broad corporate policies and for overseeing the management of the Company, but is not involved in day-to-day operations. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports presented at Board and Committee meetings. During the fiscal year ended June 30, 2004, the Board held five (5) regular scheduled meetings, four (4) special meetings and acted by Written Consent three
(3) times. Each of the Directors attended at least 75% of the aggregate meetings of the Board and the Committees on which he or she served.

COMPENSATION OF DIRECTORS

     Directors who were not employees of the Company received a $16,000 annual retainer and a fee of $1,000 for each meeting they attended of the Board of Directors or the Committee on which they served during the fiscal year ended June 30, 2004. However, no fee is paid for a Committee meeting held in conjunction with a Board meeting. In addition, the Chair of the Audit Committee received an additional $1,000 quarterly, and the Chair of the Compensation and Stock Option Committee received an additional $500 quarterly.

     Non-employee Directors received annual awards of stock options under the Company's 1990 Directors' Stock Option Plan (the "1990 Plan"), until the 1990 Plan was terminated in November 1998. From 1990 through 1997, each year, on the third day following the Company's Annual Meeting of Stockholders, every eligible Director was automatically granted an option to purchase 1,000 shares of Common Stock, allocated between Class A Common Stock and Class B Common Stock in the same ratio as there were shares outstanding of Class A Common Stock to shares of Class B Common Stock on such day. Under the 1990 Plan, options to purchase 32,923 shares of Class A Common Stock and 4,077 shares of Class B Common Stock were granted, of which options to purchase 10,746 shares of Class A Common Stock and 1,254 shares of Class B Common Stock remain outstanding, at exercise prices ranging from $2.56 to $5.50 per share for the options to purchase Class A Common Stock and at $3.20 to $6.88 per share for the options to purchase Class B Common Stock. Of the current Directors of the Company who received option grants under the 1990 Plan, two Directors were granted options to purchase 7,115 shares of Class A Common Stock and 885 shares of Class B Common Stock; and one Director was granted options to purchase 3,582 shares of Class A Common Stock and 418 shares of Class B Common Stock.

     The 1998 Non-Employee Stock Option Plan (the "1998 Plan") was adopted at the 1998 Annual Meeting of Stockholders and terminated in November 2001. From 1998 through 2001, non-employee Directors received annual awards of stock options under the 1998 Plan. Each year, on the day following the Company's Annual Meeting of Stockholders, every eligible Director was automatically granted an option to purchase 3,000 shares of Class A Common Stock. Under the 1998 Plan, options to purchase 66,000 shares of Class A Common Stock were granted, of which options to purchase 42,000 shares of Class A Common Stock remain outstanding, at exercise prices ranging from $1.13 to $5.50 per share. Of the current Directors of the Company who received option grants under the 1998 Plan, three Directors were granted options to purchase 12,000 shares each and two Directors were granted options to purchase 3,000 shares each.

     The 1996 Stock Option Plan (the "1996 Plan") was amended at the 2002 Annual Meeting of Stockholders. Under the 1996 Plan, as amended, each year, on the day following the Company's Annual Meeting of Stockholders, every non-employee Director is automatically granted an option to purchase 5,000 shares of Class A Common Stock. Under the 1996 Plan, as amended, options to purchase 55,000 shares of Class A Common Stock were granted to non-employee Directors, and remain outstanding, at exercise prices ranging from $0.58 to $1.93 per share. Of the current Directors of the Company who received option grants under the 1996 Plan, as amended, five Directors were granted options to purchase 10,000 shares each and one Director was granted options to purchase 5,000 shares.

EXECUTIVE COMMITTEE

     The Executive Committee meets on call and has authority to act on most matters during the intervals between Board meetings. During the fiscal year ended June 30, 2004, the Executive Committee held three (3) meetings. The Executive Committee presently consists of Gerald A. Nathe (Chairman), Samuel B. Fortenbaugh III and Ralph R. Whitney, Jr. A copy of the charter of the Executive Committee is posted on the Company's web site.

AUDIT COMMITTEE

     The Audit Committee assists the Board in ensuring the quality and integrity of the Company's financial statements, and that a proper system of accounting, internal controls and reporting practices are maintained by the Company. During the fiscal year ended June 30, 2004, the Audit Committee met six (6) times. The Audit Committee presently consists of Mark T. Becker (Chairman), Henry F. McInerney and Ralph R. Whitney, Jr. During the fiscal year ended June 30, 2000, the Audit Committee adopted a charter, a copy of which was attached to the Company's Proxy Statement dated October 15, 2000 as Exhibit A. The charter of the Audit Committee was recently amended, and a copy of the revised charter is attached to this Proxy Statement as Exhibit A and posted on the Company's web site. The Board of Directors has determined that all of the members of the Audit Committee are "independent," as defined by the rules of the Securities and Exchange Commission and the American Stock Exchange.

COMPENSATION AND STOCK OPTION COMMITTEE

     The Compensation and Stock Option Committee has the responsibility for, among other things, establishing the compensation arrangements for the executive officers of the Company, other than the Chief Executive Officer. The Compensation and Stock Option Committee also administers the 1996 Stock Option Plan, as amended. During the fiscal year ended June 30, 2004, the Compensation and Stock Option Committee met four (4) times and acted by Written Consent once. The Compensation and Stock Option

Committee presently consists of Judith A. Mulholland (Chair), Akira Hara and Rolf Bergstrom. The Board of Directors has determined that Ms. Mulholland and Mr. Bergstrom are "independent" as defined by the Rules of the Securities and Exchange Commission and the American Stock Exchange (the "Amex"). Mr. Hara, formerly President of Baldwin-Japan, Ltd., and now serving as a strategic advisor to the Company, was added to the Compensation and Stock Option Committee under a special limited exception under the Amex rules, despite his not being an "independent" director, given his years of experience and his expertise in matters related to the Company's Asia operations. Since approximately 23% of the Company's employees are located in Asia, the Board of Directors deemed it in the best interests of the Company to have Mr. Hara serve on said Committee. Ms. Mulholland is from the U.S., where approximately 16% of the Company's employees are located, and Mr. Bergstrom is from Europe, where approximately 61% of the Company's employees are located.

NOMINATING COMMITTEE

     The Board does not have a nominating committee. Board of Director nominations are recommended for the Board's selection by a majority of the independent directors (see "The Board Nomination Process" in the Corporate Governance section above).

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company assists the Board in its oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The committee operates under a written charter adopted by the Board. A copy of the recently revised Audit Committee Charter is attached to the proxy statement of which this report is a part and is posted on the Company's web site. The committee is comprised of three non-employee directors, each of whom is "independent" as defined by the rules of the Securities and Exchange Commission and the American Stock Exchange as in effect on the date of this report. In addition, the Board has determined that at least one member of the committee has accounting or related financial management expertise.

     In performing its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2004, with management and PricewaterhouseCoopers LLP ("PwC"), the Company's independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process. PwC is responsible for expressing an opinion as to whether these financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States.

     The committee has reviewed and discussed the consolidated financial statements of the Company and its subsidiaries, which are included as Item 8 in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, with management of the Company and PwC.

     The committee also discussed with PwC their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     The committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 and has discussed with PwC its independence from the Company. The committee considered whether the provision of non-audit services by PwC to the Company was compatible with maintaining the independence of PwC and concluded that the independence of PwC was not compromised by the provision of such services.

     Based on the review and discussions with management of the Company and PwC referred to above, the Audit Committee has recommended to the Board of Directors that the Company publish the consolidated financial statements of the Company and subsidiaries for the fiscal year ended June 30, 2004 in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and include such financial statements in its Annual Report to Stockholders.

                                          THE AUDIT COMMITTEE
                                          Mark T. Becker, Chairman
                                          Ralph R. Whitney, Jr.
                                          Henry F. McInerney

                       COMPENSATION OF EXECUTIVE OFFICERS

    COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee of the Board of Directors (the "Committee") is comprised of three non-employee Directors of the Company, one of whom is not considered "independent" as permitted under a limited exception under the rules of the American Stock Exchange. The Committee operates pursuant to a written charter adopted by the Board, a copy of which is posted on the Company's web site. The Committee has the responsibility for establishing the salary, incentive compensation, non-wage benefits and perquisites of the executive officers of the Company (the Independent Directors of the Board have the responsibility for establishing the salary, incentive compensation, non-wage benefits and perquisites of the Chief Executive Officer of the Company).

     Set forth below is a report submitted by the members of the Committee addressing the Company's compensation policies for the fiscal year ended June 30, 2004 ("Fiscal 2004") as they affected the executive officers of the Company.

    Philosophy

     The Company recognizes that a critical balance needs to be maintained between employee compensation and the successful pursuit of the Company's objectives. The Company will compensate its workforce in a manner that attracts, retains, and motivates a workforce that is customer-driven and focused. To that end, the Company is committed to paying employees a competitive base salary for their knowledge, skill, experience, and responsibilities, as well as providing certain employees other incentives and benefits.

     The incentive opportunity is primarily provided through the Company's Management Incentive Compensation Plan (MICP) and the 1996 Stock Option Plan, as amended. As modified January 1, 2004, the MICP has been designed to reward, recognize and motivate Executive Officers and key management employees for their contributions on a corporate-wide and as well as a functional/local basis. Under the MICP, all Executive Officers and key managers earn their cash incentive compensation based on a target bonus percentage of his/her base salary upon the achievement of either corporate consolidated objectives or the achievement of a combination of corporate targets and local objectives. An employee's position with the Company and his/her overall responsibilities in the organization determine the target bonus opportunity percentage and whether his/her objectives are based on the corporate consolidated performance (at 100%) or a combination of corporate (at 50%) and local (at 50%) performance. In addition to the MICP, the Company's Stock Option Plan authorizes the Committee to provide Directors, Employees and Consultants of the Company, who are in a position to contribute to the long-term success of the Company, options to acquire Stock of the Company.

     Depending upon responsibilities, certain employees may also be eligible to participate in other benefits such as annual physicals, a company automobile, life insurance, a supplemental retirement benefit, and long-term disability insurance.

    Executive Officers' Disclosure

     GENERAL. For each of the executive officers of the Company named in the Summary Compensation Table below, compensation consists of base salary (which is set by the officer's employment agreement), a bonus (which was calculated in accordance with the MICP referred to in the Philosophy section above), stock options (which are tied to the long-term performance of the Company, as reflected by its stock price), and other perquisites. Certain of these executive officers also have supplemental retirement benefits reported in the Supplemental Retirement Benefits section below.

     FISCAL 2004 COMPENSATION. Mr. Vijay C. Tharani joined the Company in June 2001 and was elected Vice President, Chief Financial Officer and Treasurer. His base salary is set by an employment agreement with the Company, effective as of June 18, 2001. Effective July 1, 2003, the ten (10%) percent salary reduction that had been in place during Fiscal 2003 was removed; Mr. Tharani also earned a $180,000 bonus during Fiscal 2004 under the MICP. He was granted options to purchase 25,000 shares of Class A Common Stock of the Company in recognition of his performance in carrying out his duties and responsibilities as Chief Financial Officer.

     Mr. Karl S. Puehringer joined the Company in November 2001 and was elected a Vice President. Since April 1, 2003, he has been responsible for Baldwin's European operations. His base salary is set by an employment agreement with the Company, effective as of November 1, 2001. Effective July 1, 2003, the ten (10%) percent salary reduction that had been in place during Fiscal 2003 was removed; Mr. Puehringer also earned a $160,995 bonus during Fiscal 2004 under the MICP. He was granted options to purchase 25,000 shares of Class A Common Stock of the Company in recognition of his performance in carrying out his duties and responsibilities as Vice President.

     Mr. Shaun J. Kilfoyle re-joined the Company in September, 2001 and was elected a Vice President in November, 2002. Since April 1, 2003, he has been responsible for Baldwin's Americas operations. His base salary is set by an employment agreement with the Company, effective as of January 1, 2003, and amended as of September 1, 2004. Effective July 1, 2003, the ten (10%) percent salary reduction that had been in place during Fiscal 2003 was removed; Mr. Kilfoyle also earned a $102,000 bonus during Fiscal 2004 under the MICP. He was also granted options to purchase 25,000 shares of Class A Common Stock of the Company in recognition of his performance in carrying out his duties and responsibilities as Vice President.

    CEO Disclosure

     Mr. Nathe's base salary is set by his employment agreement with the Company (see the Employment Agreements section below). Effective July 1, 2003, the ten (10%) percent salary reduction that had been in place during Fiscal 2003 was removed; Mr. Nathe also received a salary increase from $250,000 to $300,000 effective July 1, 2003, however, by mutual agreement of Mr. Nathe and the Company, implementation of the increase was delayed until January 1, 2004, without being retroactive. He also earned a $225,000 bonus during Fiscal 2004 under the MICP and was granted a $100,000 special bonus as a result of the Company's overall performance and his own individual performance.

    Deductibility of Compensation under Federal Income Taxes

     Based on currently prevailing authority, including Treasury Regulations issued in December, 1995, and in consultation with outside tax and legal experts, the Committee has determined that it is unlikely that the Company will pay any amounts with respect to the fiscal year ending June 30, 2004 ("Fiscal 2004") that would result in the loss of a federal income tax deduction under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and accordingly has not recommended that any special actions be taken, or plans or programs be revised at this time in light of such tax law provision (except that the Company intends that stock options granted under the 1996 Stock Option Plan have an exercise price which is the fair market value of the stock on the date of grant and that such options qualify as "performance-based compensation" under Section 162(m) of the Code).

                                          THE COMPENSATION AND STOCK OPTION
                                          COMMITTEE
                                          Judith A. Mulholland, Chair
                                          Rolf Bergstrom
                                          Akira Hara

EXECUTIVE COMPENSATION

     The following table sets forth the total remuneration paid to the Company's Chief Executive Officer and to each of the most highly compensated executive officers of the Company for the fiscal years ended June 30, 2004, 2003 and 2002, respectively, and includes remuneration in respect of all elements indicated from all sources, including affiliates of the Company.

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION
                                         --------------------------------------------
NAME AND                                                               OTHER ANNUAL      ALL OTHER
PRINCIPAL POSITION                       YEAR    SALARY     BONUS     COMPENSATION(1)   COMPENSATION
------------------                       ----   --------   --------   ---------------   ------------
Gerald A. Nathe........................  2004   $272,480   $325,000              (2)      $ 35,504(3)
  Chairman of the Board, President and   2003   $227,408        -0-      $505,995         $784,925
  Chief Executive Officer                2002   $272,116        -0-      $243,694         $147,382
Vijay C. Tharani.......................  2004   $249,000   $180,000      $155,792         $ 15,951(4)
  Vice President, Chief Financial
     Officer                             2003   $218,315        -0-        60,792         $114,737(4)
  and Treasurer                          2002   $249,231   $ 30,000        60,792         $132,852(4)
Shaun J. Kilfoyle(5)...................  2004   $170,000   $102,000           -0-         $  5,488(6)
  Vice President                         2003   $152,714   $ 10,000           -0-         $  4,752
Karl S. Puehringer(7)..................  2004   $268,321   $160,995      $118,896         $ 18,634(8)
  Vice President                         2003   $225,749        -0-        98,537         $ 14,753
                                         2002   $123,589   $ 24,786        12,800         $  1,944

---------------
(1) Represents supplemental retirement benefits and/or deferred compensation benefits as more fully described in the Supplemental Retirement Benefits section below.

(2) The Company had over-accrued for Mr. Nathe's deferred compensation benefits as of the beginning of Fiscal 2004; therefore, no additional amounts were accrued during Fiscal 2004.

(3) Includes $5,555 long-term disability insurance premium, $6,010 legal and club fees, $13,645 life insurance benefits, $3,163 auto allowance, and a Company contribution of $7,131 to the named individual's 401(k) profit sharing and savings plan account.

(4) Includes for Fiscal 2004: $1,788 long-term disability insurance premium, $1,165 life insurance benefits, $3,038 auto allowance, and a Company contribution of $9,960 to the named individual's 401(k) profit sharing and savings plan account. Includes for Fiscal 2003: $1,882 long-term disability insurance premium, $1,165 life insurance benefits, $2,520 auto allowance, a Company contribution of $8,360 to the named individual's 401(k) profit sharing and savings plan account, and $105,380 reimbursement for additional income taxes incurred in connection with the Company's reimbursement of moving expenses. Includes for Fiscal 2002: $114,391 paid by the Company to reimburse Mr. Tharani for his moving expenses, $1,898 long-term disability, $1,165 life insurance, $4,667 auto allowance, and a Company contribution of $4,615 to the named individual's 401(k) profit sharing and savings plan account.

(5) Named a Vice President in November 2002.

(6) Includes $388 auto allowance, and a Company contribution of $5,100 to the named individual's 401(k) profit sharing and savings plan account.

(7) Mr. Puehringer's Fiscal 2004 salary and benefit amounts are translated from EUROs using the exchange rate in effect on June 30, 2004; Fiscal 2003 salary and benefit amounts were translated from EUROs using the exchange rate on June 30, 2003.

(8) Includes $1,400 life insurance benefits and $17,234 auto allowance.

     The following table sets forth certain information relating to options granted during Fiscal 2004 to purchase shares of Class A Common Stock of the Company, pursuant to the Company's 1996 Stock Option Plan (the "Plan"), as amended. These options become exercisable in three equal annual installments beginning on the second anniversary of the date of grant, subject to acceleration as set forth in the Plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                       INDIVIDUAL
                                         GRANTS
                                     --------------                   POTENTIAL REALIZABLE VALUE(3) AT
                                       % OF TOTAL                   ASSUMED ANNUAL RATES OF STOCK PRICE
                          OPTIONS/    OPTIONS/SARS                    APPRECIATION FOR OPTION TERM(4)
                            SARS     GRANTED TO ALL   EXERCISE    ----------------------------------------
                          GRANTED     OPTIONEES IN      PRICE     EXPIRATION
          NAME             (#/SH)    FISCAL YEAR(1)   ($/SH)(2)      DATE      0%(5)      5%        10%
          ----            --------   --------------   ---------   ----------   -----   --------   --------
Gerald A. Nathe.........   50,000        13.89%         $1.93     11/11/2013    $0     $157,188   $250,296
Vijay C. Tharani........   25,000         6.94%         $1.93     11/11/2013    $0     $ 78,594   $125,148
Shaun J. Kilfoyle.......   25,000         6.94%         $1.93     11/11/2013    $0     $ 78,594   $125,148
Karl S. Puehringer......   25,000         6.94%         $1.93     11/11/2013    $0     $ 78,594   $125,148

---------------
(1) Options to purchase a total of 360,000 shares of Class A Common Stock were granted under the Plan to all optionees as a group during the fiscal year ended June 30, 2004. Of this amount, an aggregate of 30,000 were granted to Directors, and the balance to employees.

(2) The exercise price represents the closing price of the Company's Class A Common Stock as traded on the American Stock Exchange on the date of grant.

(3) The dollar amounts under the potential realizable values columns use the 0%, 5% and 10% rates of appreciation as permitted by the Securities and Exchange Commission, and are not intended to forecast actual future appreciation in the Company's stock price. Actual gains, if any, on stock options are dependent on the future performance of the Company's stock. There can be no assurance that the amounts reflected in this table will be achieved.

(4) All stock options granted during Fiscal 2004 were for a ten (10) year term.

(5) No gain to the optionee is possible without an increase in the stock price, which would benefit all stockholders commensurately. A zero percent gain in stock appreciation will result in zero dollars for the optionee.

     The following table provides information concerning each option exercised during Fiscal 2004 by each of the executive officers named in the Summary Compensation Table and the fiscal year-end values of unexercised options held by such executive officers granted pursuant to the Plan or pursuant to the Company's 1986 Stock Option Plan:

                   AGGREGATED OPTION EXERCISES IN FISCAL 2004
                           AND YEAR-END OPTION VALUES

                                                                                             VALUE OF
                                                                                           UNEXERCISED
                                                                                           IN-THE-MONEY
                                                                                           OPTIONS/SARS
                                                          NUMBER OF UNEXERCISED          AT FY-END ($)(2)
                                                              OPTIONS/SARS          --------------------------
                          SHARES                              AT FY-END (#)
                       ACQUIRED ON         VALUE        -------------------------          EXERCISABLE/
        NAME           EXERCISE (#)   REALIZED ($)(1)   EXERCISABLE/UNEXERCISABLE         UNEXERCISABLE
        ----           ------------   ---------------   -------------------------   --------------------------
Gerald A. Nathe......      -0-              -0-          64,833 / 76,667 Class A    $54,032 / $149,968 Class A
                                                              85,000 / 0 Class B               $0 / $0 Class B
Vijay C. Tharani.....      -0-              -0-          16,666 / 88,334 Class A    $42,165 / $208,385 Class A
Shaun J. Kilfoyle....      -0-              -0-               0 / 53,000 Class A         $0 / $118,530 Class A
Karl S. Puehringer...      -0-              -0-           8,333 / 71,667 Class A    $20,249 / $164,551 Class A

---------------
(1) Market value of underlying securities at exercise minus the exercise price.

(2) Where the value shown is zero, the exercise prices of all outstanding stock options at fiscal year end were greater than the fair market value of the Company's Class A Common Stock on the last day of Fiscal 2004 ($3.58).

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about the Company's common stock that may be issued upon the exercise of options and rights under all of the Company's existing equity compensation plans as of June 30, 2004, including the Second Amended and Restated 1986 Stock Option Plan, the 1990 Directors' Stock Option Plan, the 1996 Stock Option Plan, as amended, the 1998 Non-Employee Directors' Stock Option Plan, the 1998 Non-Employee Directors' Stock Option Plan, and certain other equity compensation plans of the Company previously adopted without stockholder approval.

                                            (A)                   (B)                        (C)
                                     -----------------   ---------------------   ---------------------------
                                         NUMBER OF
                                     SECURITIES TO BE                               NUMBER OF SECURITIES
                                        ISSUED UPON        WEIGHTED AVERAGE        REMAINING AVAILABLE FOR
                                        EXERCISE OF        EXERCISE PRICE OF        ISSUANCE UNDER EQUITY
                                        OUTSTANDING      OUTSTANDING OPTIONS,        COMPENSATION PLANS
                                     OPTIONS, WARRANTS       WARRANTS AND           (EXCLUDING SECURITIES
PLAN CATEGORY                         AND RIGHTS (#)          RIGHTS ($)         REFLECTED IN COLUMN(A)) (#)
-------------                        -----------------   ---------------------   ---------------------------
Equity compensation plans approved
  by security holders(1)...........  1,364,001 shares            $2.31           860,500 shares (Class A)
Equity compensation plans not
  approved by security
  holders(2).......................               N/A              N/A           160,000 shares (Class A)

---------------

(1) Includes Second Amended and Restated 1986 Stock Option Plan, the 1990 Directors' Stock Option Plan, the 1996 Stock Option Plan, as amended, the 1998 Non-Employee Directors' Stock Option Plan, and the 1998 Non-Employee Directors' Stock Option Plan.

(2) Includes shares that may be issued under an Employment Agreement between the Company and its Chief Executive Officer, Gerald A. Nathe.

                        SUPPLEMENTAL RETIREMENT BENEFITS

     Mr. Nathe is entitled to deferred compensation benefits in accordance with his employment agreement; Messrs. Tharani, Kilfoyle and Puehringer are entitled to supplemental retirement benefits in accordance with their respective employment agreements.

     Mr. Nathe's employment agreement as amended provides for deferred compensation to be paid to him or his estate for 15 years or life, whichever is longer, upon termination of his employment and subject to a vesting schedule as set forth in his employment agreement. No amounts were accrued by the Company on behalf of Mr. Nathe in connection with this benefit during Fiscal 2004 due to an over-accrual for this benefit during the previous year ($505,995 was accrued during Fiscal 2003). The amount of the annual deferred compensation benefit which was to be paid to Mr. Nathe was previously estimated at $174,649, however, in August, 2002, Mr. Nathe's employment agreement was amended to include, among other things, a reduction in the total amount of deferred compensation payable by the Company to Mr. Nathe by $750,000 in exchange for an equal reduction in the principal amount of a promissory note of Mr. Nathe payable to the Company (see "Certain Transactions" below). Consequently, the amount of the annual deferred compensation benefit which will be paid to Mr. Nathe is now estimated to be $102,000.

     Mr. Tharani's employment agreement provides for a supplemental retirement benefit to be paid to him for ten (10) years, upon termination of his employment and subject to a vesting schedule as set forth in his employment agreement. The amount of the annual benefit to be paid to Mr. Tharani will be 30% of Mr. Tharani's average base salary for his last three (3) years of employment under his employment agreement. The amount accrued by the Company on behalf of Mr. Tharani in connection with this benefit during Fiscal 2004 was $155,792. When fully vested (after June 18, 2006), the estimated annual supplemental retirement benefit will be $74,919.

     Mr. Kilfoyle's new employment agreement, effective September 1, 2004, provides for a supplemental retirement benefit to be paid to him for ten (10) years, upon termination of his employment and subject to a vesting schedule as set forth in his employment agreement. The amount of the annual benefit to be paid to Mr. Kilfoyle will be 30% of Mr. Kilfoyle's average base salary for his last three (3) years of employment under his employment agreement. The Company did not accrue any amount on behalf of Mr. Kilfoyle in connection with this benefit during Fiscal 2004 since Mr. Kilfoyle's new employment agreement was not effective until September 1, 2004; his prior employment agreement did not contain this benefit. When fully vested (after September 1, 2008), the estimated annual supplemental retirement benefit will be $59,086.

     Mr. Puehringer's employment agreement provides for a supplemental retirement benefit to be paid to him or his estate for ten (10) years, upon termination of his employment and subject to a vesting schedule as set forth in his employment agreement. The amount of the annual benefit to be paid to Mr. Puehringer will be 30% of Mr. Puehringer's average base salary for his last three (3) years of employment under his employment agreement. The amount accrued by the Company on behalf of Mr. Puehringer in connection with this benefit during Fiscal 2004 was $118,896. When fully vested (after November 1,
2006), the estimated annual supplemental retirement benefit will be $84,589.

                               PERFORMANCE GRAPH

     The following Performance Graph compares the Company's cumulative total stockholder return on its Class A Common Stock for the five fiscal years ended June 30, 2004 with the cumulative total return of the American Stock Exchange Market Value Index and a peer group based on selected companies from the Standard Industrial Classification ("SIC") Code 3555 -- Special Industry Machinery, Printing Trades Machinery and Equipment. The companies included in the peer group are: Baldwin Technology Company, Inc., Delphax Technologies Inc., Gunther International Ltd., Presstek Inc. and Scitex Ltd. The comparison assumes $100 was invested on June 30, 1999 in the Company's Class A Common Stock and in each of the foregoing indices and assumes reinvestment of all dividends. Total stockholder return is calculated using the closing price of the stock on the last trade date of each fiscal year. The stock price performance shown is not intended to forecast or be indicative of the possible future performance of the Company's stock.

            COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN(*) AMONG
         BALDWIN TECHNOLOGY COMPANY, INC., THE AMEX MARKET VALUE INDEX,
                                AND A PEER GROUP
(BALDWIN, PEER, AMEX COMPARISON CHART)

                                                   BALDWIN TECHNOLOGY
                                                      COMPANY, INC.                PEER GROUP               AMEX MARKET VALUE
                                                   ------------------              ----------               -----------------
6/99                                                     100.00                      100.00                      100.00
6/00                                                      72.34                      147.16                      113.36
6/01                                                      40.85                       99.75                      103.64
6/02                                                      48.00                       36.56                      103.58
6/03                                                      21.79                       46.54                      115.35
6/04                                                     121.87                       92.55                      156.83

EMPLOYMENT AGREEMENTS

     Effective March 19, 2001, the Company entered into a new employment agreement with Gerald A. Nathe, its Chairman (then President and Chief Executive Officer), replacing an earlier agreement dated November 25, 1997. This agreement was amended on February 26, 2002, August 13, 2002 and again on

July 11, 2003; it expires August 5, 2005. The new agreement, as amended, provides that Mr. Nathe will be paid (x) an annual salary of no less than $300,000, (y) annual incentive compensation in an amount determined under the Company's Management Incentive Compensation Plan, and (z) certain amounts upon termination of employment, such amounts to depend upon whether the termination was by the Company or by Mr. Nathe, whether the termination was with or without cause or with or without Company consent, and whether the termination was due to death or disability. For purposes of clause (z) above, in the event of (i) any merger or consolidation or sale of substantially all of the assets of the Company or change in control or liquidation of the Company, or (ii) the failure by the Company to observe or comply in any material respect with any of the provisions of the employment agreement, Mr. Nathe may, within six months of any such event, treat such event as a termination, without cause, of his employment by the Company. The employment agreement, as amended, also provides for (a) the payment of annual deferred compensation to Mr. Nathe in the amount of $102,000 following the termination of his employment with the Company, (b) the Company making an interest bearing loan to Mr. Nathe, in the amount of approximately $750,000 to facilitate the purchase by Mr. Nathe of Class B Common Stock of the Company from an unrelated party with the loan secured by a pledge of the purchased shares of the Company's Class B Common Stock, and (c) the transfer by the Company to Mr. Nathe, at no cost to Mr. Nathe, of up to one hundred sixty thousand shares of the Company's Class A Common Stock, in four equal installments of 40,000 shares each, when, in the case of the first such installment, the market value of the Company's Class A Common Stock has attained $7.875 per share and, in the case of each subsequent installment, such market value increases by $2.00 per share over the market value at which the previous installment was earned. Mr. Nathe has agreed that, for a period of three years after the termination of his employment under the employment agreement, he will not compete, directly or indirectly, with the Company. The employment agreement provides that upon Mr. Nathe's death the Company will use a portion of the proceeds of life insurance on Mr. Nathe's life to buy back from his estate his shares of Class B Common Stock at fair market value, with the understanding that Mr. Nathe's estate repay his loan from the Company, together with interest due.

     Effective June 2001, the Company entered into an employment agreement with Vijay C. Tharani, its Vice President, Chief Financial Officer and Treasurer, which was amended on November 11, 2003. The employment agreement, as amended, provides for (a) a minimum base salary of $240,000 to be paid to Mr. Tharani,
(b) incentive compensation under the Company's Management Incentive Compensation Plan, (c) a supplemental retirement benefit for ten (10) years following termination of employment, subject to vesting as set forth in the agreement, and
(d) certain amounts upon termination of employment, such amounts to depend upon whether the termination was by the Company or by Mr. Tharani, whether the termination was with or without cause or with or without Company consent, and whether the termination was due to death or disability. For purposes of clause
(d) above, in the event of (i) any merger or consolidation or sale of substantially all of the assets of the Company or (ii) change in control or
(iii) liquidation of the Company, or (iv) a material diminution in Mr. Tharani's duties, in each case, Mr. Tharani may, within six months of any such event, treat such event as a termination, without cause, of his employment by the Company and be entitled to severance pay in an amount equal to his then annual base salary. The agreement was for an initial term of three (3) years and automatically extended for three (3) years and, unless terminated, will automatically extend for additional three (3) year terms.

     Effective September 1, 2004, the Company entered into a new employment agreement with Shaun J. Kilfoyle, its Vice President of American Operations, replacing an earlier agreement dated February 14, 2003.

The new agreement provides for (a) a minimum base salary of $170,000 to be paid to Mr. Kilfoyle, (b) incentive compensation under the Company's Management Incentive Compensation Plan, (c) a supplemental retirement benefit for ten (10) years following termination of employment, subject to vesting as set forth in the agreement, and (d) certain amounts upon termination of employment, such amounts to depend upon whether the termination was with or without cause. In addition, in the event of any merger or consolidation by the Company with or into any other entity or any sale by the Company of substantially all of its assets or the adoption by the Company of any plan of liquidation, Mr. Kilfoyle will receive a severance payment in an amount equal to his then annual base salary. The amended agreement dated September 1, 2004 is for an initial term of three (3) years, and unless terminated with one year's prior written notice, will automatically extend for additional three (3) year terms.

     Effective November 1, 2001, the Company entered into an employment agreement with Karl S. Puehringer, its Vice President of European Operations, which was amended on February 14, 2003, May 12, 2003 and February 10, 2004. The employment agreement, as amended, provides for (a) a minimum base salary of 190,000 Euros to be paid to Mr. Puehringer, (b) incentive compensation under the Company's Management Incentive Compensation Plan, (c) a supplemental retirement benefit for ten (10) years following termination of employment, subject to vesting as set forth in the agreement, and (d) certain amounts upon termination of employment, such amounts to depend upon whether the termination was by the Company or by Mr. Puehringer, whether the termination was with or without cause or with or without Company consent, and whether the termination was due to death or disability. For purposes of clause (d) above, in the event of (i) any merger or consolidation or sale of substantially all of the assets of the Company or
(ii) change in control or (iii) liquidation of the Company, or (iv) a material diminution in Mr. Puehringer's duties, then in each such case, Mr. Puehringer will receive a severance payment in an amount equal to his then annual base salary. The agreement is for a term of five (5) years, and unless terminated with one year's prior written notice, will automatically extend for additional three (3) year terms.

                              CERTAIN TRANSACTIONS

     Samuel B. Fortenbaugh III, a Director of the Company since 1987, has rendered legal services to the Company since September, 2002. During the fiscal year ended June 30, 2004, the Company paid $111,000 to Mr. Fortenbaugh for legal services rendered. Prior to September 2002, Mr. Fortenbaugh was a partner of the law firm of Morgan Lewis & Bockius LLP, which firm has rendered legal services to the Company since 1980.

     On November 30, 1993, the Company entered into a loan and pledge agreement with Gerald A. Nathe, President, Chief Executive Officer and a Director of the Company, pursuant to which the Company loaned Mr. Nathe $1,817,321 to enable him to purchase 315,144 shares of the Company's Class B Common Stock from a non-employee stockholder. The loan was evidenced by a recourse demand promissory note bearing interest equal to the 3-Month LIBOR rate plus 1.25%, such rate to be reset on the first day of each succeeding January, April, July and October, and secured by such purchased shares. The maximum amount of the loan outstanding, including interest, during the year ended June 30, 2003 was $1,553,000. In February, 2002, the Company and Mr. Nathe amended the loan and pledge agreement and Mr. Nathe issued a substitute recourse demand promissory note for $1,500,000, the outstanding principal balance on the date thereof, with interest payable annually at a rate of 5%. In August, 2002, the Company and Mr. Nathe amended the loan and pledge agreement and Mr. Nathe issued a substitute recourse demand promissory note for $750,000 to evidence reduction of the outstanding principal and interest due from Mr. Nathe on the loan by $750,000 in exchange for an equal reduction in deferred compensation payments to be made by the Company to Mr. Nathe. The reduction represented the then-present value of a portion of Mr. Nathe's deferred compensation benefit that had accrued to Mr. Nathe, and is included as income to Mr. Nathe for Fiscal 2003 in "All Other Compensation" in the Summary Compensation Table above. Mr. Nathe was responsible for and paid all income taxes associated with the exchange. At June 30, 2004, the balance of the loan, including interest, was $873,000.

     On October 17, 2001, the Company entered into a loan and pledge agreement with John T. Heald, Jr., then President and Chief Operating Officer and a Director of the Company, pursuant to which the Company loaned Mr. Heald $675,000 to enable him to purchase 375,000 shares of Class B Common Stock from the Company. The loan was evidenced by a recourse demand promissory note bearing interest at five (5%) percent per annum. The maximum amount of the loan outstanding, including interest, during the year ended June 30, 2003 was $711,893. In connection with Mr. Heald's resignation as President, Chief Operating Officer and a Director of the Company in October, 2002, the Company and Mr. Heald agreed to amend the loan and pledge agreement to evidence a reduction in the principal amount of the loan due from Mr. Heald by $225,000 in exchange for a reduction, by an equal amount, in the amount of deferred compensation benefits due by the Company to Mr. Heald. The reduction represented the then present value of the vested portion of Mr. Heald's deferred compensation benefit that had accrued to Mr. Heald. Mr. Heald appointed the Chief Executive Officer of the Company his revocable proxy to vote the Class B Common Stock, which he pledged as collateral for the loan, so long as any amounts of principal or interest remained outstanding under said loan. In May, 2004, Mr. Heald transferred to the Company 172,464 shares of Class B Common Stock of the Company plus $2,481 in cash, in full payment of the unpaid principal amount of $450,000 and accrued interest on the note.

     On February 10, 1997, Wendell M. Smith resigned as Chairman of the Company. The Company has made deferred compensation payments to Mr. Smith in the amount of $103,000 for each of the fiscal years ended June 30, 2004, 2003 and 2002, respectively. In addition, the Company entered into a consulting agreement with Polestar Limited, a corporation controlled by Mr. Smith, which provides for payments to Polestar Limited of $90,000 per year for consulting services through 2014.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP or its predecessor, Price Waterhouse LLP has audited the accounts of the Company since 1968. Set forth in the table below are the aggregate fees billed by PricewaterhouseCooopers LLP for professional services rendered to the Company during the fiscal years ended June 30, 2004 and June 30, 2003 in the following categories and amounts.

                                                                2004        2003
                                                              --------   ----------
Audit Fees..................................................  $515,735   $  555,553
Audit Related Fees:
  Audit of Domestic Pension Plan............................    17,500       18,230
  Due Diligence.............................................    56,589      225,456
Tax Fees....................................................   166,510      399,683
All Other Fees..............................................     4,820            0
                                                              --------   ----------
TOTAL.......................................................  $761,154   $1,198,922
                                                              ========   ==========

AUDIT FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal years ended June 30, 2004 and June 30, 2003, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for those fiscal years were $515,735 and $555,553, respectively.

AUDIT RELATED FEES

     PricewaterhouseCoopers LLP performed audit related professional services by audit of the Company's domestic pension plan and in certain due diligence matters during Fiscal 2004 and Fiscal 2003 in the amounts stated above.

TAX FEES

     PricewaterhouseCoopers LLP also provided tax advice during the Company's fiscal years ended June 30, 2004 and June 30, 2003, and the additional fees for such services were $166,510 and $399,683, respectively.

ALL OTHER FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than audit-related or tax fees, for the fiscal years ended June 30, 2004 and June 30, 2003 were $4,820 and $0, respectively.

     In accordance with its charter, the Audit Committee pre-approved all non-audit fees for fiscal 2004 listed above. In addition, the Audit Committee considered the fees for non-audit services in relation to their assessment of the independence of PricewaterhouseCoopers LLP. The Company paid no fees to PricewaterhouseCoopers LLP for financial information systems design and implementation.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will be provided with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     Stockholders may present proposals for inclusion in the Company's 2005 proxy statement provided they are received by the Company no later than June 14, 2005 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

                                    GENERAL

     So far as is now known, there is no business other than that described above to be presented for action by the stockholders at the meeting, but it is intended that the Proxies will be voted upon any other matters and proposals that may legally come before the meeting and any adjournments thereof in accordance with the discretion of the persons named therein.

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORT COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Company, the Securities and Exchange Commission, and the American Stock Exchange initial reports of ownership and reports of changes in ownership of any equity securities of the Company. During Fiscal 2004, to the best of the Company's knowledge, all required reports were filed on a timely basis. In making this statement, the Company has relied on the written representations of its directors and executive officers and copies of the reports provided to the Company.

                               OTHER INFORMATION

     The cost of solicitation of Proxies will be borne by the Company. Solicitation of Proxies may be made by mail, personal interview, telephone and facsimile by officers, directors and regular employees of the Company.

                                          Helen P. Oster
                                          Secretary

                                                                       EXHIBIT A

                        BALDWIN TECHNOLOGY COMPANY, INC.

                                   CHARTER OF

                 THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.  PURPOSE

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Baldwin Technology Company, Inc. (the "Company") assists the Board in ensuring that a proper system of accounting, internal controls and reporting practices are maintained by the Company, as well as the quality and integrity of the Company's financial statements. In performing its duties, the Committee will also assist the Board in ensuring that the Company's financial statements are in compliance with the rules, regulations, policies, and procedures required by the Sarbanes-Oxley Act, the American Stock Exchange LLC ("Amex") and the U.S. Securities and Exchange Commission ("SEC"). The Committee will maintain effective working relationships with the Board, the Company's management and the Company's independent public accounting firm ("external auditors"), who will report directly to the Committee, and not to management.

2.  MEMBERSHIP

     The Committee will consist of at least three members, including a Chairperson, all of whom will be selected by, and who will serve at the pleasure of, the Board. All members of the Committee must be "independent directors" as defined by rules promulgated by the SEC and the Amex.

     Notwithstanding the foregoing, one director who satisfies the requirements of the SEC rules and is neither a current employee nor an immediate family member of a current employee, but who is not independent as defined by the Amex rules, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership is required by the best interests of the Company and its stockholders. In such case, the Board must disclose in the Company's next annual proxy statement the nature of the relationship and the reasons for the determination.

     Each member of the Committee must be able to read and understand fundamental financial statements. In addition, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

     The Board may designate one or more Directors as alternative members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. In addition, no person may be made a member or alternative member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule of the SEC or the Amex.

3.  MEETINGS

     The Committee will meet at least four times each year and more frequently if circumstances warrant. The Committee may ask members of management, the external auditors or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request. The Committee will keep written minutes of its meetings, which minutes will be recorded or filed with the books and records of the Company. The Committee will submit the minutes of its meetings to, or discuss the matters deliberated at each meeting with, the Board.

4.  SUGGESTED TOPIC ROTATION

     Meetings will include a discussion of each of the following topics at least once per fiscal year on a schedule determined by the Committee. Generally, the schedule of topics will follow the suggested timetable, and will be fixed for any fiscal year and reviewed for modification each June.

             SUGGESTED TOPIC:               TIMETABLE:
             ----------------               ----------
Financial Statements                        August
     - External Auditors Management Letter
     - Revenue Recognition
     - Special Purpose Entities
     - Restructuring Charges
     - Business Risk
Asset Values                                November
     - Obsolescence
     - Restructuring Reserves
     - Impairment
     - Depreciation
     - Disaster Recovery
     - Receivables and Credit
     - Information Security
     - Fraud
Control Environment                         February
     - Audit/Risk Framework
     - External Auditors Audit Workplan
     - External Auditors Audit Fees
     - Internal Audit Activities
     - Procedures and Policies
     - Authority Levels
     - Related Party and Insider
       Transactions

             SUGGESTED TOPIC:               TIMETABLE:
             ----------------               ----------
Capital and Miscellaneous                   June
     - Project Controls
     - Post-Competition Audits
     - Vendor/Construction Audits
Funding
     - Debt
     - Cash Management
Legal
     - Risk
     - Reserves
Reserves
     - General Review

5.  COMMITTEE RESPONSIBILITIES

     The Committee will have the following responsibilities:

          a) Appoint an independent public accounting firm to serve as auditors of the Company, giving consideration to the firm's independence and effectiveness, and approve the associated compensation to be paid to the independent auditors.

          b) Evaluate periodically the independent public accounting firm serving as auditors of the Company and, where appropriate, replace such independent public accounting firm as auditors of the Company.

          c) Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

          d) Meet with management and the external auditors to review and discuss the scope and results of each annual audit of the financial statements.

          e) Consider and review with management and the external auditors the adequacy of the Company's internal controls and any related significant findings and recommendations of the independent external auditors. The Committee shall also review and discuss with management and the external auditors (i) the annual report prepared by management with respect to the Company's internal control over financial reporting, and (ii) the attestation report pertaining thereto to be delivered by the external auditors. The Committee shall also obtain from the external auditors periodic assurances that the external auditors are complying with all provisions of applicable law which require the external auditors, if they detect or become aware of any illegal act, to assure that the Committee is adequately informed and to provide a report if the external auditors have reached specified conclusions with respect to such illegal acts.

          f) Review and discuss with management and the external auditors (i) the financial statements contained in the annual report to stockholders to be filed with the SEC, (ii) significant accounting policies and changes in accounting principles, (iii) the results of the external auditor's audit of the financial statements and the report thereon, including matters required to be discussed by Statement of Auditing Standards No. 61, and (iv) compliance with the rules, regulations, policies and procedures of the Sarbanes-Oxley Act, the Amex, and the SEC.

          g) Recommend to the Board, based on its review with management and the external auditors, the inclusion of audited financial statements in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

          h) Meet with the external auditors and financial management to review interim financial statements to be filed with the SEC and the results of the interim review by the external auditors. The Chairman of the Committee, or a member of the Committee designated by the Chairman, may represent the entire Committee for purposes of this review.

          i) Receive the written disclosures and the letter from the external auditors required by Independence Standards Board Standard No. 1 and discuss with the external auditors their independence.

          j) Provide a report for inclusion in the annual proxy statement to stockholders.

          k) Perform such other duties as the Board may assign to the Committee.

     The Committee will review this Charter not less often than annually and will recommend to the Board such changes therein as the Committee deems appropriate.

6.  INVESTIGATIONS AND STUDIES

     The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described above, and shall have the authority to retain, at the expense of the Company, independent counsel or other consultants necessary to assist in any such investigation or study.

7.  AUDITING AND ACCOUNTING COMPLAINTS

     The Committee shall establish and oversee procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing, or other matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, auditing or other matters.

8.  PRE-APPROVAL OF NON-AUDIT SERVICES BY EXTERNAL AUDITORS

     The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company (or its subsidiaries) by the external auditors, subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Committee prior to the completion of the audit.

9.  CEO/CFO CERTIFICATIONS

     The Committee shall review disclosures, if any, made by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Company's periodic reports regarding (a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to aversely affect the Company's ability to record, process, summarize and report financial information; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

10.  RELATED PARTY TRANSACTIONS

     The Committee shall review and provide appropriate oversight with respect to any "related-party" transactions (as defined in SEC regulations) involving the Company and officers, directors or stockholders beneficially owning more than ten (10%) percent of any class of equity security of the Company.

                                 REVOCABLE PROXY
                        BALDWIN TECHNOLOGY COMPANY, INC.

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 9, 2004
                              CLASS A COMMON STOCK

      Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints GERALD A. NATHE, VIJAY C. THARANI and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class A Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut on November 9, 2004 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.

                                                                      WITH-
                                                          FOR          HOLD

1.    To elect one Class II Director to serve for a       [ ]           [ ]
      three-year term or until his successor is elected and qualified:

      MARK T. BECKER

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.    [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW     [ ]

Please be sure to sign and date                  Date
this Proxy in the box below.


      Stockholder sign above        Co-holder (if any) sign above

  - DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -

                        BALDWIN TECHNOLOGY COMPANY, INC.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.If a partnership, please sign in full partnership name by authorized person. Please sign exactly as your name appears hereon.

                PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

                                 REVOCABLE PROXY
                        BALDWIN TECHNOLOGY COMPANY, INC.

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 9, 2004
                              CLASS B COMMON STOCK

      Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints GERALD A. NATHE, VIJAY C. THARANI and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class B Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut on November 9, 2004 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.

                                                             WITH-       FOR ALL
                                                   FOR       HOLD        EXCEPT

1.    To elect one Class II Director to serve      [ ]        [ ]          [ ]
      for a three-year term or until his
      successor is elected and qualified:

     GERALD A. NATHE

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING. [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]

Please be sure to sign and date                 Date
this Proxy in the box below.

   Stockholder sign above        Co-holder (if any) sign above

  - DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -

                        BALDWIN TECHNOLOGY COMPANY, INC.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.If a partnership, please sign in full partnership name by authorized person. Please sign exactly as your name appears hereon.

                PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

                                 REVOCABLE PROXY
                        BALDWIN TECHNOLOGY COMPANY, INC.

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 9, 2004
                                   401(K) PLAN

      Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints GERALD A. NATHE, VIJAY C. THARANI and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class A Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut on November 9, 2004 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.

                                                                 WITH-
                                                         FOR     HOLD

1.    To elect one Class II Director to                  [ ]      [ ]
      serve for a three-year term or until his successor is elected and qualified:

     MARK T. BECKER

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.
IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING. [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]

      Please be sure to sign and date Date this Proxy in the box below.

       Stockholder sign above          Co-holder (if any) sign above


  - DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -

                        BALDWIN TECHNOLOGY COMPANY, INC.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.If a partnership, please sign in full partnership name by authorized person. Please sign exactly as your name appears hereon.

                PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------